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                           KEMPER FLOATING RATE FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 25, 1999

Kemper Distributors, Inc. ("KDI"), the Fund's distributor and administrative services provider, has agreed to reduce its administrative services fee and distribution fee to 0% of average daily net assets through July 31, 1999. Scudder Kemper Investments, Inc., the Fund's investment adviser, has agreed to reimburse the Fund for other operating expenses (including some organizational and offering expenses) through that same date. Accordingly, the Fund will maintain an expense ratio of 0.00% from May 25, 1999 (commencement of operations) through July 31, 1999. During this period, KDI may, out of its own assets, continue to compensate broker dealer firms or other service or administrative firms that provide services and facilities for their customers or clients who are investors in the Fund.

The first sentence under the heading "Use of Proceeds" on page 8 of the Prospectus is replaced with the following:

The Adviser anticipates that the Fund will invest net proceeds received during the Fund's first two months of operations in accordance with the Fund's investment objective and policies by July 30, 1999.

The fifth and sixth sentences under this heading are replaced with the following:

The precise time frame for these investments will depend on the availability of Senior Loans, the amount of assets available for investment, and other market conditions. Pending such investment, the Fund will invest the net proceeds received during the Fund's first two months of operations in investment-grade short-term or medium-term debt obligations.

                  THE DATE OF THIS SUPPLEMENT IS JUNE 30, 1999

KFRF-1B
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